UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 23, 2024

SPECTRUM BRANDS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

SB/RH HOLDINGS, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-192634-03	27-2812840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3001 Deming Way
Middleton, Wisconsin 53562
(Address of principal executive offices)
(608) 275-3340
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Registrant	Title of Each Class	Trading Symbol	Name of Exchange On Which Registered
Spectrum Brands Holdings, Inc.	Common Stock, $0.01 par value	SPB	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement.
Indenture and Notes
On May 23, 2024, Spectrum Brands, Inc. (the “Company”) closed its previously announced offering of $350 million principal amount of 3.375% Exchangeable Senior Notes due 2029 (the “Notes”), including the full exercise by certain initial purchasers of their option to purchase an additional $50 million of Notes. The Notes were issued pursuant to an indenture (the “Indenture”) dated as of May 23, 2024 among the Company, Spectrum Brand Holdings, Inc., as parent guarantor (the “Parent”), certain of the Company’s domestic subsidiaries as guarantors and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). The Notes will be fully and unconditionally guaranteed, jointly and severally, on a senior, unsecured basis, by the Parent and, subject to certain exceptions, each of the Company’s existing and future domestic subsidiaries that guarantee any of the Company’s 4.00% Notes due 2026, 5.00% Notes due 2029, 5.50% Notes due 2030 and 3.875% Notes due 2031 (the “Existing Notes”) or any other debt securities issued by the Company or the Parent in the form of senior unsecured notes or convertible or exchangeable notes (collectively, the “Guarantors”).
After payment of the cost of entering into the capped call transactions described below, the Company intends to use the remainder of the $340.2 million of the net proceeds from the Notes (excluding offering expenses) to repurchase approximately $50 million of the common stock of the Parent, par value $0.01 per share (the “Common Stock”) effected through one of the initial purchasers or its affiliates and for general corporate purposes.
The Notes and the guarantees will be the Company’s and each Guarantor’s senior, unsecured obligations and will be (i) equal in right of payment with the Company and each Guarantor’s existing and future senior, unsecured indebtedness (including, in the case of the Company and the Guarantors party thereto, the Existing Notes); (iii) senior in right of payment to the Company and each Guarantor’s existing and future indebtedness that is expressly subordinated to the Notes or the guarantees, as applicable; (iii) effectively subordinated to the Company and each Guarantor’s existing and future secured indebtedness (including, in the case of the Company and the Guarantors party thereto, the revolving facility of the October 19, 2023 Second Amended and Restated Credit Agreement by and among the Company, SB/RH Holdings, Inc., Royal Bank of Canada, as the administrative agent and collateral agent, and the lenders and issuing banks party thereto from time to time), to the extent of the value of the collateral securing that indebtedness; and (iv) structurally subordinated to all existing and future indebtedness and other liabilities, including trade payables, and (to the extent the Company or a Guarantor is not a holder thereof) preferred equity, if any, of the Company or that Guarantor’s subsidiaries that do not guarantee the Notes. In addition, the Notes will be structurally subordinated to all indebtedness and other liabilities of the Company’s subsidiaries that do not guarantee the Notes.
The Notes will accrue interest at a rate of 3.375% per annum, payable semi-annually in arrears on June 1 and December 1 of each year, beginning on December 1, 2024. The Notes will mature on June 1, 2029, unless earlier repurchased, redeemed or exchanged. Holders may surrender their Notes, in integral multiples of $1,000 principal amount, for exchange into cash and, if applicable, shares of Common Stock, prior to the close of business on the second scheduled trading day immediately preceding the maturity date based on the applicable exchange rate and only under certain circumstances specified within the Indenture. Upon surrender of Notes for exchange, the Company will pay cash up to the aggregate principal amount of the Notes to be exchanged and pay or deliver, as the case may be, cash, shares of Common Stock or a combination of cash and shares of Common Stock, at the Company’s election, in respect of the remainder, if any, of the Company’s exchange obligation in excess of the aggregate principal amount of the Notes being exchanged. The initial exchange rate for the Notes is 8.2060 shares of Common Stock per $1,000 principal amount of Notes (equivalent to an initial exchange price of approximately $121.86 per share of Common Stock), subject to adjustment as provided in the Indenture. Holders will not receive any cash payment or, if applicable, additional shares representing accrued and unpaid interest upon exchange of a Note, except in limited circumstances. Instead, interest will be deemed paid by the cash and, if applicable, shares of Common Stock paid or delivered, as the case may be, to holders upon exchange.
The Notes will be redeemable for cash in whole or in part, at the Company’s option at any time, and from time to time, on a redemption date occurring on or after June 7, 2027 and before the 41st scheduled trading day before the maturity date, but only if (A) the Notes are “Freely Tradable” (as defined in the Indenture) (unless the Company elects for cash settlement to apply to all exchanges of Notes with an exchange date that occurs on or after the date the Company sends such redemption notice and on or before the second scheduled trading day immediately before the related redemption date) and any accrued and unpaid additional interest through the most recent interest payment date has been paid as of the date the Company sends the related redemption notice and (B) the closing price per share of Common Stock equals or exceeds 130% of the exchange price for (1) each of at least 20 trading days, whether or not consecutive, during the 30 consecutive trading days ending on, and including, the trading day immediately before the date the Company sends such notice and (2) the trading day immediately before the date the Company sends such notice.
If certain corporate events that constitute a “Fundamental Change” (as defined in the Indenture) occur, then noteholders may require the Company to repurchase all or a portion of their Notes at a cash repurchase price equal to 100% of the principal amount of the Notes to be repurchased plus accrued and unpaid interest, if any, to, but excluding, the Fundamental Change repurchase date. The definition of Fundamental Change includes certain business combination transactions involving the Company or the Parent and certain de-listing
events with respect to the Common Stock.
If certain corporate events that constitute a “Make-Whole Fundamental Change” (as defined in the Indenture) occur or if the Company delivers a notice of redemption, the Company will, in certain circumstances, increase the exchange rate applicable to Notes that are exchanged in connection with such Make-Whole Fundamental Change or Notes that are called (or deemed called as provided in the Indenture) for redemption and exchanged in connection with such notice of redemption.
If an “Event of Default” (as defined in the Indenture) (other than specified events of bankruptcy, insolvency or reorganization of the Company or the Parent (and not solely with respect to a “Significant Subsidiary” (as defined in the Indenture) of the Company or the Parent (other than the Company)) occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the outstanding Notes may declare the principal and accrued and unpaid interest on all the outstanding Notes to be immediately due and payable. If an Event of Default relating to specified events of bankruptcy, insolvency or reorganization involving the Company or the Parent (and not solely any of the Company’s or the Parent’s Significant Subsidiaries (other than the Company)), the principal and accrued and unpaid interest on all the outstanding Notes will automatically become immediately due and payable without further action or notice by any person.
With the exception of covenants restricting the Company’s ability to merge, consolidate or sell all or substantially all of the Company’s assets, the Indenture does not provide for restrictive covenants.
The above descriptions of the Indenture and the Notes are summaries and are not complete, and are qualified in their entirety by reference to the full and complete text of the Indenture and the Form of Note, a copy each of which is attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form
8-K
and incorporated by reference herein.
Capped Call Transactions
On May 20, 2024, in connection with the pricing of the Notes, the Company entered into privately negotiated capped call transactions (the “Base Capped Call Transactions”) with certain of the Initial Purchasers or their affiliates (the “Option Counterparties”). In addition, on May 21, 2024, in connection with the Initial Purchasers’ exercise of their option to purchase additional Notes, the Company entered into additional capped call transactions (the “Additional Capped Call Transactions,” and, together with the Base Capped Call Transactions, the “Capped Call Transactions”) with each of the Option Counterparties. The Capped Call Transactions cover, subject to customary anti-dilution adjustments, the aggregate number of shares of Common Stock that initially underlie the Notes, and are expected generally to reduce potential dilution to Common Stock upon any exchange of Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of exchanged Notes, as the case may be, with such reduction and/or offset subject to a cap, based on the cap price of the Capped Call Transactions. The cap price of the Capped Call Transactions is initially approximately $159.36, which represents a premium of approximately 70.0% over the last reported sale price of Common Stock on May 20, 2024. The cost of the Capped Call Transactions was $25.2 million.

The Capped Call Transactions are separate transactions, each between the Company and the applicable Option Counterparty, and are not part of the terms of the Notes and will not affect any holder’s rights under the Notes or the Indenture. Holders of the Notes will not have any rights with respect to the Capped Call Transactions.
The above description of the Capped Call Transactions is a summary and is not complete, and is qualified in its entirety by reference to the full and complete text of the Form of Capped Call Confirmation, a copy of which is attached as Exhibit 99.1 to this
Current Report on Form
8-K
and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration
The information in Item 1.01 “Entry into a Material Definitive Agreement” is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities
The information set forth under Item 1.01 is incorporated into this Item 3.02 by reference
. The Notes were issued to the Initial Purchasers in reliance on Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”) in transactions not involving any public offering, and the Initial Purchasers resold the Notes in reliance upon Rule 144A under the Securities Act to persons reasonably believed to be “qualified institutional buyers,” as defined therein. Any shares of Common Stock that may be issued upon exchange of the Notes will be issued in reliance upon Section 3(a)(9) of the Securities Act as involving an exchange by the Company exclusively with its security holders. Initially, a maximum of 3,733,730 shares of Common Stock may be issued upon exchange of the Notes, based on the initial maximum exchange rate of 10.6678 shares of Common Stock per $1,000 principal amount of Notes, which is subject to customary anti-dilution adjustment provisions.
Forward Looking Statements
The Company and the Parent (together, “Spectrum”) have made or implied certain forward-looking statements in this news release and may make additional oral forward-looking statements from time to time. All statements, other than statements of historical facts included or incorporated by reference in this document, including, without limitation, statements or expectations regarding Spectrum’s business strategy, future operations, financial condition, estimated revenues, projected costs, inventory management, earnings power, projected synergies, prospects, plans and objectives of management, outcome of any litigation and information concerning expected actions of third parties are forward-looking statements. When used in this document, the words future, anticipate, pro forma, seek, intend, plan, envision, estimate, believe, belief, expect, project, forecast, outlook, earnings framework, goal, target, could, would, will, can, should, may and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.
Since these forward-looking statements are based upon Spectrum’s current expectations of future events and projections and are subject to a number of risks and uncertainties, many of which are beyond Spectrum’s control and some of which may change rapidly, actual results or outcomes may differ materially from those expressed or implied herein, and you should not place undue reliance on these statements. Important factors that could cause Spectrum’s actual results to differ materially from those expressed or implied herein include, without limitation: (1) the economic, social and political conditions or civil unrest, terrorist attacks, acts of war, natural disasters, other public health concerns or unrest in the United States or the international markets impacting Spectrum’s business, customers, employees (including Spectrum’s ability to retain and attract key personnel), manufacturing facilities, suppliers, capital markets, financial condition and results of operations, all of which tend to aggravate the other risks and uncertainties Spectrum faces; (2) the impact of a number of local, regional and global uncertainties could negatively impact Spectrum’s business; (3) the negative effect of the Russia-Ukraine war and the Israel-Hamas war and their impact on those regions and surrounding regions, including the Middle East, and on Spectrum’s operations and operations of Spectrum’s customers, suppliers and other stakeholders; (4) Spectrum’s increased reliance on third-party partners, suppliers and distributors to achieve Spectrum’s business objectives; (5) the impact of expenses resulting from the implementation of new business strategies, divestitures or current and proposed restructuring and optimization activities, including changes in inventory and distribution center changes which are complicated and involve coordination among a number of stakeholders, including Spectrum’s suppliers and transportation and logistics handlers; (6) the impact of Spectrum’s indebtedness and financial leverage position on Spectrum’s business, financial condition and results of operations; (7) the impact of restrictions in Spectrum’s debt instruments on Spectrum’s ability to operate Spectrum’s business, finance Spectrum’s capital needs or pursue or expand business strategies; (8) any failure to comply with financial covenants and other provisions and restrictions of Spectrum’s debt instruments; (9) the effects of general economic conditions, including the impact of, and changes to tariffs and trade policies, inflation, recession or fears of a recession, depression or fears of a depression, labor costs and stock market volatility or monetary or fiscal policies in the countries where Spectrum does business; (10) the impact of fluctuations in transportation and shipment costs, fuel costs, commodity prices, costs or availability of raw materials or terms and conditions available from suppliers, including suppliers’ willingness to advance credit; (11) interest rate fluctuations; (12) changes in foreign currency exchange rates that may impact Spectrum’s purchasing power, pricing and margin realization within international jurisdictions; (13) the loss of, significant reduction in or dependence upon, sales to any significant retail customer(s), including their changes in retail inventory levels and management thereof; (14) competitive promotional activity or spending by competitors, or price reductions by competitors; (15) the introduction of new product features or technological developments by competitors and/or the development of new competitors or competitive brands; (16) changes in consumer spending preferences and demand for Spectrum’s products, particularly in light of economic stress; (17) Spectrum’s ability to develop and successfully introduce new products, protect intellectual property and avoid infringing the intellectual property of third parties; (18) Spectrum’s ability to successfully identify, implement, achieve and sustain productivity improvements, cost efficiencies (including at Spectrum’s manufacturing and distribution operations) and cost savings; (19) the seasonal nature of sales of certain of Spectrum’s products; (20) the impact weather conditions may have on the sales of certain of Spectrum’s products; (21) the effects of climate change and unusual weather activity as well as Spectrum’s ability to respond to future natural disasters and pandemics and to meet Spectrum’s environmental, social and governance goals; (22) the cost and effect of unanticipated legal, tax or regulatory proceedings or new laws or regulations (including environmental, public health and consumer protection regulations); (23) public perception regarding the safety of products that Spectrum manufactures and sells, including the potential for environmental liabilities, product liability claims, litigation and other claims related to products manufactured by us and third parties; (24) the impact of existing, pending or threatened litigation, government regulation or other requirements or operating standards applicable to Spectrum’s business; (25) the impact of cybersecurity breaches or Spectrum’s actual or perceived failure to protect company and personal data, including Spectrum’s failure to comply with new and increasingly complex global data privacy regulations; (26) changes in accounting policies applicable to Spectrum’s business; (27) Spectrum’s discretion to adopt, conduct, suspend or discontinue any share repurchase program or conduct any debt repayments, redemptions, repurchases or refinancing transactions (including Spectrum’s discretion to conduct purchases or repurchases, if any, in a variety of manners including open-market purchases, privately negotiated transactions, tender offers, redemptions, or otherwise); (28) Spectrum’s ability to utilize net operating loss carry-forwards to offset tax liabilities; (29) Spectrum’s ability to separate the Company’s HPC business and create an independent Global Appliances business on expected terms, and within the anticipated time period, or at all, and to realize the potential benefits of such business; (30) Spectrum’s ability to create a pure play consumer products company composed of Spectrum’s Global Pet Care and Home & Garden business and to realize the expected benefits of such creation, and within the anticipated time period, or at all; (31) Spectrum’s ability to successfully implement, and realize the benefits of, acquisitions or dispositions and the impact of any such transactions on Spectrum’s financial performance; (32) the impact of actions taken by significant shareholders; and (33) the unanticipated loss of key members of senior management and the transition of new members of Spectrum’s management teams to their new roles; and (34) the other risk factors set forth in the securities filings of Spectrum Brands Holdings, Inc. and SB/RH Holdings, LLC, including the 2023 Annual Report and subsequent Quarterly Reports on Form
10-Q.
Some of the above-mentioned factors are described in further detail in the sections entitled Risk Factors in Spectrum’s annual and quarterly reports, as applicable. You should assume the information appearing in this document is accurate only as of the end of the period covered by this document, or as otherwise specified, as Spectrum’s business, financial condition, results of operations and prospects may have changed since that date. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the United States Securities and Exchange Commission, Spectrum undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

Item 9.01	Financial Statements and Exhibits
(d)
Exhibits

Exhibit Number	Description

4.1	Indenture, dated as of May 23, 2024, among Spectrum Brands, Inc., Spectrum Brands Holdings, Inc., the subsidiary guarantors party thereto and U.S. Bank Trust Company, National Association.

4.2	Form of 3.375% Exchangeable Senior Note due 2029 (included in Exhibit 4.1).

99.1	Form of Capped Call Confirmation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 23, 2024

SPECTRUM BRANDS HOLDINGS, INC.

By:	/s/ Jeremy W. Smeltser
Name:	Jeremy W. Smeltser
Title:	Executive Vice President and Chief Financial Officer

SB/RH HOLDINGS, INC.

By:	/s/ Jeremy W. Smeltser
Name:	Jeremy W. Smeltser
Title:	Executive Vice President and Chief Financial Officer